                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                          Filed by the Registrant [xx]
                 Filed by a Party other than the Registrant [ ]
                           Check the appropriate box:
        [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the
               Commission Only (as permitted by Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                 [ ] Soliciting Material Pursuant to Rule 14a-12
                      INTREPID TECHNOLOGY & RESOURCES, INC.
                ------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [xx] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------
5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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                                       1

                      INTREPID TECHNOLOGY & RESOURCES INC.
                             501 BROADWAY, SUITE 200
                                  208-529-5337

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME                                 10:00 a.m. Mountain Standard Time on
                                     Friday, November 21, 2003

PLACE                                Company's Corporate Headquarters
                                     501 W. Broadway, Suite 200
                                     Idaho Falls, Idaho 83402

ITEMS OF BUSINESS / PROPOSALS            (1)  To elect five directors of the
                                              Board of Directors to serve a one
                                              (1) year term.

                                         (2)  To approve 5,000,000 shares of
                                              Series A Redeemable Convertible
                                              4.25% Preferred Stock par value,
                                              $1.00 per share

                                         (3)  To amend the Company's Restated
                                              Certificate of Incorporation to
                                              increase authorized common stock
                                              from 135,000,000 to 185,000,000
                                              shares

                                         (4)  To approve the Company's
                                              divestiture of all Mining and
                                              Mineral Rights

                                         (5)  To ratify the selection of
                                              Balukoff Lindstrom & Co., P.A. as
                                              the Company's independent auditors
                                              for the Company's fiscal year
                                              ending June 30, 2004

                                         (6)  To transact other business as may
                                              properly come before the meeting
                                              or any adjournments or
                                              postponements thereof.

RECORD DATE                          You are entitled to vote if you were a
                                     stockholder at the close of business on
                                     September 19, 2003. A list of shareholders will be available for inspection for a period of 10 days prior to the meeting at the Company's principal office identified above and will also be available for inspection at the meeting.

VOTING BY PROXY                      Please submit a proxy as soon as possible
                                     so that your shares can be voted at the
                                     meeting in accordance with your
                                     instructions. For specific instructions on voting, please refer to the instructions on the proxy card.

                                     BY ORDER OF THE BOARD OF DIRECTORS
Idaho Falls, Idaho                   DR. DENNIS D. KEISER
September 30, 2003                   Chairman of the Board, Chief Executive
                                     Officer and President

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (POSTAGE IS PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE YOUR PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

                      INTREPID TECHNOLOGY & RESOURCES INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 21, 2003
                                 PROXY STATEMENT

This Proxy Statement relates to the Annual Meeting of Stockholders of Intrepid Technology & Resources, Inc., and Subsidiaries, (the "Company"), an Idaho corporation, to be held on November 21, 2003, at 10:00 a.m., at the Company's Corporate Headquarters 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about October 16, 2003. THEY ARE FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, PAR VALUE $.005 PER SHARE ("COMMON STOCK"), FOR USE AT THE MEETING.

The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and regular employees of the Company and its subsidiaries, who will not receive additional compensation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Meeting who expresses a desire to vote their shares in person may also revoke their proxy. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2003 is being furnished with this Proxy Statement to stockholders of record on September 19, 2003. The Annual Report to Stockholders does not constitute a part of the proxy solicitation material except as otherwise provided by the rules of the Securities and Exchange Commission, or as expressly provided for herein.

                      OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company fixed September 19, 2003 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On the Record Date, there were 97,930,584 shares of common stock issued, outstanding and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share held on all matters submitted to a vote of stockholders, except that in electing directors, each stockholder is entitled to cumulate his or her votes and give any one candidate an aggregate number of votes equal to the number of directors to be elected (five) multiplied by the number of his or her shares, or to distribute such aggregate number of votes among as many candidates as he or she chooses. For a stockholder to exercise cumulative voting rights, the stockholder must give notice of his or her intention to cumulatively vote prior to the Meeting, or at the Meeting in person, prior to voting. If any stockholder has given such notice, all stockholders may cumulatively vote. The holders of proxies will have authority to cumulatively vote and allocate such votes in their discretion to one or more of the director nominees. The holders of the proxies solicited hereby do not, at this time, intend to cumulatively vote the shares they represent, unless a stockholder indicates his intent to do so, in which instance the proxy holders intend to cumulatively vote all the shares they hold by proxy in favor of some or all of the director nominees identified herein.

The holders of a majority of the outstanding shares of common stock on the Record Date present at the Meeting in person or by proxy will constitute a quorum for the transaction of business at the meeting. An affirmative vote of a majority of the shares present and voting at the Meeting is required for approval of all matters. Abstentions and broker non-votes are each included in the determination of the number of shares present. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, and thus, have the effect of voting against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

DIRECTORS.

At the Meeting, five directors are to be elected to hold office until the next Annual Meeting of Stockholders or until the election and qualification of his or her respective successor. It is the intention of the persons named in the proxy to vote the proxies that are not marked to the contrary for the election as directors of the persons named below as nominees. If any such nominee refuses or is unable to serve as a director, the persons named as proxies may in their discretion vote for any or all other persons who may be nominated. The five nominees receiving the greatest number of votes cast will be elected directors, if each nominee receives at least a majority of the votes cast.

The Board of Directors appointed three outside directors, Mr. Michael LaFleur, Mr. William Myers, and D. Lynn Smith to stand for election. The Board of Directors has nominated Dr. Dennis D. Keiser and Dr. Jacob D. Dustin, both officers and directors to stand for election.

Director nominees standing for election to serve until the Annual Meeting in 2004 are:

                                                                                              DIRECTOR
      NAME                AGE       POSITION WITH COMPANY                 RESIDENCE            SINCE
      ----                ---       ---------------------                 ---------            -----
Dennis D. Keiser          64            President and CEO               Idaho Falls, ID          2001
Jacob D. Dustin           55      Vice President, Secretary and
                                           Treasurer                    Idaho Falls, ID          2001
Michael F. LaFleur        63                Director                    Baton Rouge, LA          2002
William R.Myers           61                Director                    Las Cruses, NM           2002
D. Lynn Smith             53                Director                    Idaho Falls, ID          2002

JACOB D. DUSTIN

Jacob D. Dustin, Ph.D., P.E., has thirty years of documented success in increasingly responsible operational, academic and engineering leadership positions. He has extensive experience in managing large, diverse groups of engineers, scientists and technicians; controlling annual budgets in excess of $100,000,000.00; and establishing professional working relationships with both domestic and foreign government agencies, design/construction groups and architectural/engineering firms. He retired from the United States Air Force with the rank of Colonel and has a doctorate in Environmental Engineering.

DENNIS D. KEISER

Dr. Keiser has over 36 years experience managing Engineering and Science operations mostly with a Fortune 300 company that managed a major Laboratory for the U S Department of Energy in Idaho. Dr. Keiser's last position at this Laboratory was as the Manager of the Science and Technology Department, which contained over 700 Engineers and Scientists mostly working on Energy and Environmental R&D issues. A major component of this R&D was related to Alternative and Renewable Energy, which is a major focus for future development of Intrepid Technology and Resources. In addition to his role as the

R&D manger, he was involved with the parent Corporation in mergers and acquisitions of Technology companies, many of which have contributed significantly to the Corporation bottom line. Dr. Keiser has a PhD in Mining Engineering and Metallurgy from the University of Idaho and has sat on numerous boards and committees at national and state levels. Dr. Keiser has been actively involved in national and State of Idaho political activities.

MICHAEL F. LaFLEUR

Mr. LaFleur, during his 40 year professional career, has served in a number of executive capacities, including Partner in the firm BDO Seidman from 1969 to 1975; Vice President, Chief Financial Officer and Director of Cominco American Inc. from 1975 to 1988; President, Chief Operating Officer and Director of Solv-Ex Corporation from 1983 to 1988; Chairman, Chief Executive Officer and Director of Gold Express Corporation, from 1990 to 1993, and since 1988 Managing Director of Paloma Resources Group, consultants to the natural resources industry.

WILLIAM R. MYERS

Mr. Myers, during his 36 year professional career, has served in numerous management and executive positions up to and including corporate president and currently serves as President of Myers Associates International, Inc. which provides technical and management consulting focused on strategic planning, business development and construction management for domestic and international firms or divisions in startup and transition experiencing rapid growth.

D. LYNN SMITH

Mr. D. Lynn Smith, a Principal with the Accounting Firm of Galusha, Higgins & Galusha, P.C., is a Certified Public Accountant and Certified Valuation Analyst with 30 years of experience in the accounting field, of which 20 years has been in the role of manager for Galusha, Higgins & Galusha, Idaho Falls, Idaho office. Mr. Smith also serves on the Board of Directors for Galusha, Higgins & Galusha.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES.

During the year ended June 30, 2003, the Board of Directors held four meetings, and three telephone conference meetings, which resulted in resolution by written consent. All of the directors attended at least 75% of the meetings of the Board. The members of the Board of Directors serve as the Executive Committee, Nominating Committee. The Compensation Committee and Audit Committee, members are Mssrs. D. Lynn Smith, William R. Myers, and Michael F. LaFleur.

The Committees of the Board of Directors during 2003 were the Executive, Compensation, Nominating, and Audit Committees.

The Nominating Committee met once during 2003, recommending the five directors stand for election at the annual shareholders meeting in 2003.

The Executive Committee conducted no specific business during fiscal year 2003.

The members of the Audit Committee are currently Messrs. Smith, LaFleur, Myers, and Mr. D. Lynn Smith was appointed as chairman of the Audit Committee in September 2002. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the results when it is completed. The Committee reviews the services provided by the Company's independent auditors and their fees. The Committee meets with the Company's financial officers to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors. The Audit Committee meets at least quarterly to review the financial results, discuss the financial statements and make recommendations to the Board. Other items of discussion include the independent auditors' recommendations for internal controls, adequacy of staff, and management's performance concerning audit and financial controls. The Audit Committee met two times in 2003.

The Compensation Committee met once in 2002, for the December 20, 2002, approval and issuance of stock options to Company employees and Board members. This stock option issuance is accounted for as fiscal year 2003, ending June 30, 2003.

AUDITOR FEES

The aggregate fees billed by Balukoff, Lindstrom & Co., P.A., for professional services rendered for the audit of the Company's 2003, annual financial statements and the reviews of the financial statements including in the Company's quarterly reports on Form 10-QSB, for the fiscal year ended June 30, 2003, were $43,490.

ALL OTHER FEES

The aggregate fees billed for services rendered by Balukoff, Lindstrom & Co., P.A., other than the fees disclosed above, during the fiscal year ended June 30, 2003, were $0.

DIRECTORS' COMPENSATION.

During fiscal year 2003, from July 1, 2002, until June 30, 2003, no fees were accrued or paid to those individuals on the Intrepid Technology & Resources, Inc., Board of Directors.

                                 PROPOSAL NO. 2
            APPROVE SERIES "A" REDEEMABLE CONVERTIBLE PREFERRED STOCK

You are being asked to approve 5,000,000 shares of Series A Redeemable Convertible Preferred Stock par value, $1.00 per share. The preferred will pay quarterly dividends at 4.25%. The purchaser must hold the preferred for a three-year period from the date of purchase and may then convert the preferred stock for warrants. Each preferred share would convert to 7 warrants that may be converted to common shares. The preferred stock agreement will be used to issue preferred shares to raise additional working capital. The preferred stock is later redeemable and convertible for the Company's common stock. The Board of Directors believes that the preferred stock is an important part of bringing investors to the Company to raise additional working capital. The working capital will be used for the efforts directed towards new and ongoing alternative energy projects.

A "Purchaser" as defined in the Series A Redeemable Convertible Preferred Stock Agreement is acquiring the Securities for his own beneficial account, for investment purposes, and not with any view to, or for resale in connection with, any distribution of any such Securities. The Purchaser understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Purchaser and upon the accuracy of the other representations made by such Purchaser in the Agreement

The Preferred Stock agreement will become effective immediately upon shareholder approval. A copy of the Series A Redeemable Convertible Preferred Stock is attached as Exhibit A.

SHAREHOLDER APPROVAL

The affirmative vote of a majority of the shares voting is required to approve the Series A Redeemable Convertible Preferred Stock. However the number of shares voting affirmatively must be greater than twenty-five percent (25%) of the outstanding shares, to approve the Series A Redeemable Convertible Preferred Stock.

                           RECOMMENDATION OF THE BOARD

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF
               THE SERIES A REDEEMABLE CONVERTIBLE PREFERRED STOCK
                       UNDER PROPOSAL 2 ON THE PROXY CARD.

                PROPOSAL NUMBER 3 IS A PREREQUISTE TO PROPOSAL 2
                                IN AS MUCH AS THE
                ADDITIONAL AUTHORIZATION OF COMMON STOCK WOULD BE
                         NECESSARY FOR CONVERSION RIGHTS

                                 PROPOSAL NO. 3

              AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION TO
                                    INCREASE
                             AUTHORIZED COMMON STOCK

On September 17, 2003, the Board of Directors adopted a resolution approving and submitting to a vote of the stockholders an amendment to Articles of the Company's Restated Certificate of Incorporation ("Certificate") to increase its authorized common stock from 135,000,000 to 185,000,000 shares. The text of proposed amend Article 5 to the Articles of Incorporation is as follows:

"The total authorized number of shares of the corporation is and shall be 185,000,000 having a par value of .005 per share, having an aggregate par value of $925,000. Said shares shall all be of the same class and every share of said stock shall be equal in all respects to every other of said shares, and shall not be subject to assessment."

The proposed increase in the authorized common stock is recommended by the Board of Directors to ensure the availability of an adequate supply of authorized unissued shares for the exercise of existing warrants and stock options and the Board of Directors may decide on other corporate purposes. The Company has, as of September 19, 2003, 97,930,584 shares of common stock outstanding and stock options exercisable for 11,615,000 shares of common stock. If proposal 2, herein, is approved for the issuance of Series A Preferred Stock, and all preferred shares are issued and later converted to common stock that would require an additional 35,000,000 common shares to convert. If all options are exercised, the Company would have 109,545,584 shares of common stock outstanding, and if the preferred stock is later converted there would be 144,545,584 common shares outstanding. Presently, the Company has no plans, commitments or other understanding with regard to the additional shares proposed for authorization. Actual issuance of additional shares requires approval of the Board of Directors.

                           RECOMMENDATION OF THE BOARD

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF
                THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO

                        INCREASE AUTHORIZED COMMON STOCK

                       UNDER PROPOSAL 3 ON THE PROXY CARD.

                                 PROPOSAL NO. 4

                  DIVESTITURE OF ALL MINING AND MINERAL RIGHTS

The Company entered into an agreement dated August 23, 2001 and Addendum dated September 24, 2001 with Cordoba Corporation and Garnet Mining Corporation, whereby in exchange for the issuance of 16,367,280 shares of the common stock of the Company (subject to later adjustment depending on the share value of the free-trading shares of the Company) it acquired the rights to in situ gold reserves explored, defined and reported by Pegasus Gold Corporation and located in Western Montana approximately fifty miles northeast of Missoula, Montana. The defined reserve consists of 455,000 ounces of recoverable gold. Over twenty of the 180 drill holes intersected high-grade ore zones, but it must be assumed that the bulk of the deposit is of low grade. The Company has the opportunity either to further define and mine the high-grade deposits or consider a mining operation to extract the entire deposit, but, at the present time, the reserves are undeveloped.

In addition, the Company acquired the option to purchase the fee simple title to further patented mining claims in the immediate area surrounding the defined reserves, which both contain stockpiled ores and recoverable mine tailings amenable to near-term processing. The Company allowed this option to expire without action on June 30, 2002 since the Company determined developing the site was not feasible.

The Company also holds rights as "Diatomaceous Earth Mining Rights" that allows for the purchase of approximately 6,400 acres in southern Idaho in the area of Gooding, Idaho. The Company has not exercised its right to purchase the land or develop the mining of the Diatomaceous earth. In August 1999, the Company entered into an agreement with American Diatomite, L.L.C., an Idaho limited liability company ("American") wherein the Company acquired a fifty percent interest in and to one property consisting of forty-two unpatented mining claims located in Gooding County, Idaho that contain diatomite. The foregoing contract was cancelled, and a new contracted was executed between the parties dated May 10, 2000.

Powdered diatomite is used as a filter aid, filler, heat insulator, abrasive, and absorbent. The major use of diatomite powders produced in the U.S. is as filter aids that account for about sixty-seven percent of U.S. production. The second largest use of diatomite powders, accounting for about twenty percent of U.S. production is for fillers. Most of the filler market for diatomite is as functional filler in which diatomite imparts a desired effect to the product rather than as mineral filler in which diatomite simply replaces a more expensive component in the formulation of the product. Other uses account for the remaining thirteen percent of U.S. diatomite production (Pettifer 1982; Kadey, 1975).

The Company's holdings in mining and mineral rights and those related business operations are not compatible with Company goals, strengths or objectives, and the Board of Directors believes the Company should divest itself of all such properties and interests.

The Company has been investigating options and opportunities for such divestitures. The Company has entered discussions for tentative agreement(s), subject to shareholder approval, to divest its two main mining rights, which include development, mining and marketing rights to the large diatomaceous earth deposit in south central Idaho and precious metals properties in Montana in return for settlement of various obligations, the assignment of future royalties back to the Company, a note receivable, and the return of shares of the Company common stock to the Company treasury. It is anticipated that the agreement(s) will be finalized during the second quarter of fiscal 2004. At this point in time, there does not appear to be any material impact on the financial position of the Company. However, if the agreement is consummated, other than the tentative agreement, and whereby the full value of the mineral rights $3,273,456 can not be realized in the divestiture, the result would directly impact the financial position by a loss on the sale or disposition of the asset. No estimate can be made at this time of the final result of the disposition but the Company does intend to make the divestiture of these two mining rights.

                           RECOMMENDATION OF THE BOARD

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF
                  DIVESTITURE OF ALL MINING AND MINERAL RIGHTS

                       UNDER PROPOSAL 4 ON THE PROXY CARD.
                                 PROPOSAL NO. 5
                              SELECTION OF AUDITORS

The Board of Directors has selected Balukoff, Lindstrom & Co., P.A. ("Balukoff, Lindstrom"), as independent auditors for the Company's 2004 fiscal year. Balukoff, Lindstrom has examined the financial statements of the Company for the fiscal year ending June 30, 2002 and 2003. Representatives of Balukoff, Lindstrom may be present at the Annual Meeting and may be available to make a statement or respond to questions.

Stockholder ratification of the selection of Balukoff, Lindstrom & Co., P.A. as the Company's independent accountants is not required by the Company's Articles, Bylaws or otherwise. However, the Board is submitting the selection of Balukoff, Lindstrom to the stockholders for ratification as a matter of good corporate practice and recommends that the stockholders vote for approval. If the stockholders fail to ratify the selection the Board and the Audit Committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is requested to ratify the selection of Balukoff, Lindstrom & Co., P.A. Abstentions will be counted toward the tabulation of votes cast on this Proposal No. 5 and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been ratified.

                               EXECUTIVE OFFICERS

  NAME AND PRINCIPAL POSITION            AGE            CITY/STATE             DIRECTOR/OFFICER
  ---------------------------            ---            ----------             ----------------
Dr. Dennis D. Keiser                     64         Idaho Falls, Idaho               2001
  Chairman, Chief Executive
  Officer and President

Dr. Jacob D. Dustin                      55         Idaho Falls, Idaho               2001
  Vice President Secretary and
  Treasurer

DENNIS D. KEISER

Dennis D. Keiser, Ph.D., most recently served as Chief Executive Officer of Western Technology And Management, Inc. when the company was merged with Intrepid Engineering Services, Inc. in March 2002. Dr. Keiser has thirty years experience managing and directing scientific and engineering research programs, organizations and associated facilities and has a doctorate in Mining Engineering. Dr. Keiser was ask by the board to assume the responsibilities of President and Chief Executive Officer at the time of the merger.

JACOB D. DUSTIN

Jacob D. Dustin, Ph.D., P.E., has extensive experience in managing large, diverse groups of engineers, scientists and technicians and was asked by the board to assume the responsibilities of Vice President at the time of the merger. In July 2002, the board of directors approved a reorganization of the executive offices of the Company to accommodate a streamlining of responsibilities among the Company's executives and to enhance the Company's overall efficiency by focusing its human resources growth and overhead allocation on the production side of the business. Dr. Keiser then appointed Dr. Dustin, Vice President, to serve as his deputy as part of this reorganization and then as Secretary and Treasurer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock and changes in such ownership be filed with the Securities and Exchange Commission by
Section 16 "reporting persons" including directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock, and certain trusts of which reporting persons are trustees. The Company is required to disclose in this proxy statement each reporting person whom it knows has failed to file any required reports under Section 16 on a timely basis. Based solely upon a review of copies of Section 16 reports furnished to the Company for the year ended June 30, 2003 and written statements confirming that no other reports were required, to the Company's knowledge, all Section 16 reporting requirements applicable to known reporting persons were made timely throughout the year except for the late filing by Dr. Dennis D. Keiser, Dr. Jacob D. Dustin, Mr. Michael F. LaFleur, Mr. William R. Myers, and Mr. D. Lynn Smith of their annual reports on Form 5. These reports on Form 5 were subsequently filed by all of the officers and directors on October 1, 2003.

                             EXECUTIVE COMPENSATION

The following table shows, for each of the three years ended, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other four most highly compensated management employees at June 30, 2003 and the prior two years in all capacities.

                           SUMMARY COMPENSATION TABLE

                                                                                            All Other
                                                                         Deferred        Compensation(2)
                                      Annual Compensation(1)           Compensation      ---------------
                                      ----------------------           ------------      Number      Market
Name and Principal Position         Year      Salary       Bonus          Salary       of shares     Value
---------------------------         ----      ------       -----          ------       ---------     -----
Dr. Dennis D. Keiser(3)             2003     $ 93,538       -0-            -0-         1,050,000    $11,300
   Chairman, Chief Executive        2002     $ 81,200       -0-          $93,135*      7,481,114    $15,000
   Officer and President            2001        -0-         -0-            -0-            -0-          -0-

Dr. Jacob D. Dustin(4)              2003     $ 81,120       -0-            -0-         1,030,000    $10,900
   Vice President, Secretary,       2002     $ 10,395       -0-          $46,025       3,938,501    $15,000
   and Treasurer                    2001     $ 28,600       -0-            -0-            -0-          -0-

Gary D. Mecham(5)                   2003     $110,185       -0-            -0-         1,340,000    $14,200
   Chief Engineer                   2002     $ 93,460       -0-            -0-            -0-          -0-

The Company has a stock option plan in fiscal year 2003 for the issuance of options. The officers did not elect to take deferred compensation but were paid a portion of deferred compensation in common stock under S-8 registration and filing during fiscal year 2003.

The Company, on a discretionary basis, may grant options to its executive officers, and key employees under the 2003 Stock Option Plan. As of June 30, 2003, options to purchase 11,615,000 shares were outstanding with 13,410,000 shares remaining available for grant. The following table provides information concerning fiscal year 2003, stock option grants to the Company's executive officers and key employees.

------------------------
(1) Due to the Company's cash flow situation post-merger with Intrepid Engineering and Western Engineering the Company elected to pay a percentage in salary and defer the balance of the salary and wages as shown in the table above for deferred compensation in 2002 without interest.

(2) Other Compensation was used in exchange for common shares of equal value and for the merger and engineering evaluation

(3) Dennis D. Keiser received Other Compensation as a result of the Iron Mask Mining Company merger with Intrepid and Western Engineering, for 7,293,614 common shares in exchange for shares of equal value from the merging company Iron Mask Mining Company on April 29, 2002, and 187,500 common shares for an engineering evaluation for a market value of $15,000. In fiscal year 2003, he received 1,000,000 common stock options on December 20, 2002, and 50,000 shares of S-8 common stock. *Note: Dennis D. Keiser voluntarily accepted an annual salary in fiscal year 2003 of $150,000 but only received $93,538.

(4) Jacob D. Dustin received Other Compensation as a result of the Iron Mask Mining Company merger with Intrepid and Western Engineering, for 3,751,001 common shares in exchange for shares of equal value from the merging company Iron Mask Mining Company on April 16, 2002, and 187,500 common shares for an engineering evaluation for a market value of $15,000. In fiscal year 2003, he received 1,000,000 common stock options on December 20, 2002, and 30,000 shares of S-8 common stock.

(5) Gary D. Mecham is not an executive officer but is disclosed herein by (17CFR229.402,a,3,iii). In fiscal year 2003, he received 1,290,000 common stock options on December 20, 2002, and 50,000 shares of S-8 common stock.

                         Fiscal Year 2003 Option Grants

                                  Individual
                                     Grants                                         Potential Realizable Value at Assumed
                  Number of      Percent of all                                           Annual Rates of Stock Price
                 Securities         Options                                               Appreciation for Option Term
                 Underlying       Granted to         Exercise                       -------------------------------------
  Name           Options(6)        Employees          Price          Expires         0%             5%           10%
  ----           ----------        ---------          -----          -------         --             --           ---
D. Keiser         1,000,000           .086              .01         12/20/2007                    $2,763        $6,105

J. Dustin         1,000,000           .086              .01         12/20/2007                    $2,763        $6,105

G. Mecham         1,290,000           .110              .01         12/20/2007                    $3,564        $7,876

D. Keynoyer       1,000,000           .086              .01         12/20/2007                    $2,763        $6,105

B. Frazee         1,200,000           .103              .01         12/20/2007                    $3,315        $7,326

The following table provides information concerning executive officers' and key employees stock options exercised in 2003, and those remaining outstanding at the end of 2003.

                                                       Number of Shares Underlying      Value of Unexercised In-the
                        Shares                             Unexercised Options            Money(7) Options at FYE
                      Acquired on          Value       ---------------------------     -----------------------------
  Name                 Exercise          Realized      Exercisable   Unexercisable     Exercisable     Unexercisable
  ----                 --------          --------      -----------   -------------     -----------     -------------
D. Keiser                -0-               -0-          1,000,000         -0-              -0-              -0-

J. Dustin                -0-               -0-          1,000,000         -0-              -0-              -0-

G. Mecham                -0-               -0-          1,290,000         -0-              -0-              -0-

D. Keynoyer              -0-               -0-          1,000,000         -0-              -0-              -0-

B. Frazee                -0-               -0-          1,200,000         -0-              -0-              -0-

------------------------
(6) All options granted were exercisable as of the option grant date, which was December 20, 2002.

(7) A stock option is considered to be "in-the-money" if the price of the related stock is higher than the exercise price of the option. The closing market price of the Company's common stock was $.006 per share on the Bulletin Board Market at the close of business on June 30, 2003.

COMPENSATION COMMITTEE REPORT.

The Compensation Committee members are Mssrs. Lynn Smith, William Myers, and Michael LaFleur, and are responsible for developing and making decisions with respect to the Company's executive compensation policies. For the upcoming fiscal year 2004, the Committee also intends to review and approve the Company's compensation and benefit plans and administer the key employee and executive officer 2003 Stock Option Plan.

The Company believes that executive compensation should reflect value created for stockholders in furtherance of the Company's strategic goals. The following objectives are among those utilized by the Compensation Committee:

1. Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.

2. Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.

3. Executive compensation programs should reflect and promote the Company's overall value, business growth and reward individuals for outstanding contributions to the Company.

4. Short and long term executive compensation are critical factors in attracting and retaining well-qualified executives.

BASE SALARY -- The Compensation Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. The Compensation Committee also considers (i) the performance of the Company and contributing roles of the individual executive officers, (ii) the particular executive officer's specific experience and responsibilities, and (iii) the performance of each executive officer, and (iv) it should be noted as indicated in the Summary Compensation Table above that the executive officers received a portion of their salary and the balance was deferred. The base salaries for 2003, were established by the Committee at levels believed to be at or somewhat below competitive amounts paid to executives of companies in the environmental industry with comparable qualifications, experience and responsibilities. During 2003, Dr. Dennis D. Keiser, the Chief Executive Officer of the Company, received a base salary of $93,538, which the Committee believes to be below average for the base salary of chief executive officers with comparable qualifications, experience and responsibilities of other companies in the engineering and mining industry. The base salary of Dr. Jacob D. Dustin was $81,120 and is also below the industry average for his appointment as Vice President, Secretary and Treasurer. The executive officers, Dr. Keiser and Dr. Dustin, both voluntarily deferred 45% and 35% of their base salaries respectively for the entire fiscal year 2003, and then forgave the same in an effort to assist the Company meet its cash flow requirements and to help reduce the Company liabilities.

RETIREMENT PLAN, PENSION PLAN, AND 401(k) PLAN - The Company has not approved, and does not provide for any such retirement, pension, or 401(k) plan for any employees.

ANNUAL INCENTIVES -- The bonus program provided for no bonuses in 2003. The Compensation Committee has not yet approved a management bonus plan for 2004.

LONG-TERM INCENTIVES -- The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the stock option program are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's common stock. In addition, grants of stock options to executive officers and others are intended to retain and motivate executives to improve long-term corporate and stock market performance. Stock options are to be generally granted at no less than market values on the grant date, and will only have value if the Company's stock price increases above the grant price.

AUDIT COMMITTEE REPORT, CHARTER, INDEPENDENCE

The Audit Committee has included all of the members of the Board of Directors. In August 2002, the Board of Directors elected D. Lynn Smith as the Chairman of the Audit Committee for fiscal year 2004 with only two other independent members, Mr William Myers, and Mr. Michael LaFleur. For 2003, Mr. Smith reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Balukoff, Lindstrom & Co., P.A., the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has received written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from the Company and its related entities, and has discussed with the auditors the auditor's independence from the Company. The Audit Committee has considered whether the provision of services by the auditors, other than audit services and review of Forms 10-QSB is compatible with maintaining the auditor's independence.

Based on the review and discussions of the Company's audited financial statements with management and discussion with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003.

The Audit Committee of the Company's Board of Directors respectfully submits this report:

D. Lynn Smith, Audit Committee Chairman
Michael F. LaFleur, Director
William R. Myers, Director

AUDIT COMMITTEE CHARTER

The Board of Directors has not yet adopted a written charter for the Audit Committee.

AUDIT COMMITTEE INDEPENDENCE

The Board of Directors has determined that Mr. D. Lynn Smith, Audit Committee Chairman, meets the requirements for independence according to Rule 4200(a)(15) of the NASD's Listing Standards. Furthermore, a majority of the Board Of Directors who are on the Audit Committee meet the independence rules set forth by Rule 4200, for 2003 and all members meet the independence rules for fiscal year 2004.

                              SECURITY OWNERSHIP OF

                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth, as of September 26, 2003, the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) of the Company's common stock by (a) beneficial owners of more than five percent; and (b) beneficial ownership of management. Unless otherwise noted, each beneficial owner identified has sole voting and investment power with respect to the shares indicated.

(a) BENEFICIAL OWNERS

               Name and Address                             Number of Shares              Percent of
             of Beneficial Owner                           Beneficially Owned                Class
             -------------------                           ------------------                -----
Cordoba Corporation.................................           15,615,402                    16.01%
c/o David Rodli Law Offices 2001 S. Russell
Missoula, MT  59801

Intrepid Technology & Resources, Inc(8).............            6,000,000                     6.15%
501 W. Broadway #200
Idaho Falls, Idaho 83402

Dr. Dennis D. Keiser(9).............................            8,968,614                     9.10%
501 W. Broadway #200
Idaho Falls, Idaho 83402

Dr. Jacob D. Dustin(10).............................            5,878,135                     5.97%
501 W. Broadway #200
Idaho Falls, Idaho 83402

Donald J. Kenoyer(11)...............................            6,001,001                     6.09%
5395 Marbrisa Lane
Idaho Falls, Idaho 83404

C. Bentley Roth(12).................................            5,935,519                     6.08%
805 West Idaho, Suite 200
Boise, Idaho  83702

------------------------
(8) On March 5, 1999, the Company acquired 100% of the Stock of Yellow Pine Resources, Inc. in exchange for 6,000,000 common shares of the Company's stock.

(9) Dr. Keiser's beneficial shares include 7,059,522 shares of common stock owned by he and his wife and 909,092 owned by his children, and 1,000,000 derivative shares owned as common stock options

(10) Dr. Dustin's beneficial shares include 3,406,001 shares of common stock owned by he and his wife and 1,472,134 owned by his children, and 1,000,000 derivative shares owned as common stock options

(11) Mr. Kenoyer's beneficial shares include 5,001,001 shares of common stock and 1,000,000 derivative shares owned as common stock options

(12) Mr. Roth a former officer of the Company has beneficial shares of 5,626,502 shares of common stock owned by him and 309,017 owned by his wife and children

(b)  DIRECTORS AND EXECUTIVE OFFICERS

                                                        Amount And Nature Of Beneficial
        Name Of Beneficial Owner                                  Ownership                     Percent Of Class
        ------------------------                                  ----------                    ----------------
DIRECTORS
Dr. Dennis D. Keiser, (Director and Officer)                        8,968,614                           9.10
Dr. Jacob D. Dustin, (Director and Officer)                         5,878,135                           5.97
Michael F. LaFleur, (Director)                                      1,644,470                           1.68
William R. Myers, (Director)                                          999,463                           1.02
D. Lynn Smith, (Director)                                             300,000                            *

All directors and executive officers as a group                    17,790,682                          17.82
* indicates less than 1%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2003 the Company had no relationships or related transactions with its officers, directors or securities holders of more than five percent that would require disclosure under Securities and Exchange Commission Regulation S-K, Item 404.

                       STOCKHOLDER PROPOSALS AT THE NEXT

                         ANNUAL MEETING OF STOCKHOLDERS

The Company must receive stockholder proposals submitted for inclusion in the Company's 2004 proxy materials and consideration at the annual meeting of stockholders in 2004 no later than June 15, 2004. Stockholder proposals should be submitted to the Secretary of Intrepid Technology & Resources, Inc., 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402. Any such proposal should comply with the Securities and Exchange Commission rules governing stockholder proposals submitted for inclusion in proxy materials.

OTHER MATTERS

The management and Board of Directors of the Company know of no other matters that may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

A copy of the Company's Annual report on Form 10-KSB for the fiscal year ended June 30, 2003, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to Investor Relations, 501 W. Broadway Suite 200, Idaho Falls, Idaho 83402.

                                           By Order of The Board of Directors

                                                /s/ Dr. Dennis D. Keiser
                                                  Dr. Dennis D. Keiser
                                          President and Chief Executive Officer

September 30, 2003

                                    EXHIBIT A

                           SERIES "A" PREFERRED STOCK

                               PURCHASE AGREEMENT

This Purchase Agreement ("Agreement") is dated and effective as of ____________, 2003, and is entered into by and among (i) Intrepid Technology & Resources Inc., an Idaho corporation (the "Company"), (ii) those individuals to be named through private placement (iii) being herein referred to collectively as "Purchasers" and severally as "Purchaser").

In consideration of the agreements and undertakings of the parties hereinafter set forth, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. PURCHASE AND SALE OF SECURITIES. Subject to the terms and conditions set forth in this Agreement the Company will issue and sell to each Purchaser on the date of each agreement and each Purchaser will purchase from the Company on the date of each agreement the number of shares of Series A Preferred Stock (as hereinafter defined) specified on Schedule 1 and (b) the number of Warrants (as hereinafter defined) specified on Schedule 1 of the Company (collectively the Series A Preferred Stock, the Warrants and any common stock issued in respect of the foregoing are sometimes referred to as the "Securities"). The aggregate purchase price of each (i) one share of Series A Preferred Stock and (ii) seven Warrants shall be $1.00, which shall be paid to the Company in cash. The obligations of the respective Purchasers to purchase shares of Series A Preferred Stock and Warrants pursuant to this Agreement are several, and not joint. The purchase and sale of the shares of Series A Preferred Stock and Warrants shall occur at the offices of Intrepid Technology and Resources, Inc., 501 West Broadway, Suite 200, Idaho Falls, Idaho 82304, not later than the close of business on the date hereof, or at such other time and place as may be agreed to by all of the parties to this Agreement. As used in this Purchase Agreement, the term "Series A Preferred Stock" means a series of preferred stock of the Company established by the Certificate of Designation, Preferences and Rights of Series A Redeemable Convertible Preferred Stock of Intrepid Technology & Resources, Inc. (the "Certificate of Designation") attached hereto as Exhibit A. As used in this Agreement, the term "Warrant" means a warrant to purchase common stock of the Company in the form attached hereto as Exhibit B.

2. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants to each Purchaser as follows:

2.1 The Company has all requisite corporate power and authority to enter into this Agreement and to perform all the obligations required to be performed by the Company under this Agreement.

2.2 This Agreement has been duly executed and delivered by the Company, and, upon execution and delivery by the Purchasers, this Agreement will be the valid and legally binding obligation of the Company, enforceable as to the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and equitable remedies.

2.3 All shares of Series A Preferred Stock being issued shall be, all Warrants being issued shall be, and all shares of common Stock issuable pursuant to such Warrants ("Underlying Common Shares") shall be upon issuance of such Underlying Common Shares, duly authorized, validly issued, fully paid and nonassessable and issued without violation of and not subject to any preemptive right; and a number of shares of authorized and unissued Common Stock of the Company equal to the number of such Underlying Common Shares shall have been reserved for issuance on or before June 15, 2003.

3. REPRESENTATIONS OF PURCHASERS. Each Purchaser, severally and not jointly, represents and warrants to the Company as to himself as follows:

3.1. Such Purchaser has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by such Purchaser under this Agreement. This Agreement has been duly executed and delivered by such Purchaser, and, upon execution and delivery by the Company and the other Purchasers, this Agreement will be the valid and legally binding obligation of such Purchaser, enforceable as to such Purchaser in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and equitable remedies.

3.2. Neither the Company nor any person acting or purporting to act on behalf of the Company has offered or sold any of the Securities to such Purchaser by means of any form of general solicitation or general advertising. Such Purchaser is acquiring the Securities to be purchased by such Purchaser under this Agreement solely for his own beneficial account, for investment purposes, and not with any view to, or for resale in connection with, any distribution of any such Securities. Such Purchaser understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Purchaser and upon the accuracy of the other representations made by such Purchaser in this Agreement. Such Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement for the purpose of determining that the transactions contemplated by this Agreement meet the requirements for such exemptions. Such Purchaser is a director of the Company and an "accredited investor" as defined in Regulation D pursuant to the Act.

4. RESTRICTIVE LEGENDS.

4.1. Each certificate or other document representing any of the Securities issued pursuant to this Agreement shall be stamped or otherwise imprinted with a restrictive legend in the form set forth on the form of the Warrant attached hereto as an exhibit (or, in the case of shares of Series A Preferred Stock or shares of common stock issuable upon conversion thereof or exercise of the Warrants, an equivalent legend appropriately modified to refer to such Securities). In the event of any transfer or reissuance of any such Security, the certificates or other instruments representing such Securities shall continue to bear such legends.

4.2. The Company hereby agrees that it will promptly deliver or cause to be delivered a new certificate or certificates or instrument or instruments for any Securities, which certificate or certificates or instrument or instruments will not bear the legends referred to above, upon determination by the Company that such Securities have been held beneficially by the holder for at least three years and that such holder is not and has not been within the preceding three months an affiliate of the Company. All determinations pursuant to the preceding sentence shall be made in accordance with Rule 144(k) under the Act or any applicable successor rule. In the event that a period shorter than specified above is permitted by reason of the amendment or replacement of such Rule 144(k), then the Company shall impose no greater restriction than the restriction imposed as the result of such amendment or replacement.

5. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS. The obligations of each Purchaser to purchase the Securities to be purchased by such Purchaser under this Agreement are subject to the satisfaction or waiver by such Purchaser of the following conditions:

5.1. The Company shall, against receipt of payment therefore as provided herein, deliver to the Purchaser the certificates or other instruments evidencing such Securities in the form contemplated by this Agreement; and

5.2. The representations of the Company set forth in Section 2 of the Agreement shall be true and correct in all material respects at the time of such purchase and sale of such Securities.

6. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to issue and sell the Securities to be issued and sold by the Company under this Agreement are subject to the satisfaction or waiver by the Company of the following conditions:

6.1. Each Purchaser shall have delivered payment as provided herein against delivery to such Purchaser of the certificates or other instruments evidencing such Securities in the form contemplated by this Agreement; and

6.2. The representations of each Purchaser set forth in Section 3 of this Agreement shall be true and correct in all material respects at the time of such purchase and sale of such Securities; and

6.3. The Company shall have received such consents, waivers and agreements from its secured bank lender as shall be required, in the judgment of the Company, to permit the issuance and sale of such Securities with the result that, upon consummation of such issuance and sale, the Company shall not be in default (or shall be subject to a forbearance agreement reasonably satisfactory to the Company with respect to any such default) under the provisions of any agreement or instrument governing or evidencing any obligations of the Company to its secured bank lender.

7. REGISTRATION RIGHTS.

7.1. As used in this Section 7:

(a) The terms "register," "registered" and "registration" refer to a registration effective by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

(b) The term "Registrable Securities" means: (i) any common stock of the Company ("Common Stock") issued, or issuable, upon the conversion of any Series A Preferred Stock regardless of whether such conversion has taken place at any time; (ii) any Common Stock issued, or issuable upon the conversion or exercise of any Warrant, regardless of whether such exercise has taken place at any time, or any warrant, right or other security which is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any Series A Preferred Stock or any Warrant; and (iii) any Common Stock issued as a dividend on any Series A Preferred Stock; excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 7 are not assigned.

(c) The term "Holder" means any holder of Registrable Securities who acquired such Registrable Securities in a transaction or series of transactions not involving any public offering or any sale pursuant to Rule 144 under the Act.

7.2. The Company hereby agrees that:

(a) If at any time or from time to time, the Company determines to register any of its securities, either for its own account or the account of a security holder or holders, (other than a registration solely to implement an employee benefit plan or a registration on Form S-4 or a Rights Offering as such term is defined in the Certificate of Designation), the Company will:

(i) promptly give to each Holder written notice thereof (which will include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky law or other state securities laws); and

(ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in any written request or requests by any Holder received by the Company within twenty days after such written notice is given and make its best efforts to qualify all the Registrable Securities specified in such request under the blue sky or other securities laws of any jurisdiction which said Holders may reasonably request.

(b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company will so advise the Holders as a part of the written notice given pursuant to Section 7.2(a)(i) above. In such event, the right of any Holder to registration pursuant to this
Section 7.2 will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute Registrable Securities through such underwriting (together with the Company and the other shareholders distributing their securities through such underwriting) will enter into an underwriting agreement in customary form, satisfactory to the Company, with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 7.2, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten for the accounts of Holders of Registrable Securities and other securities of the Company entitled to registration pursuant to agreements with the Company, the managing underwriter may limit the number of Registrable Securities and other securities of the Company entitled to registration pursuant to agreements with the Company to be included in the registration. The Company will so advise all Holders of Registrable Securities and all shareholders owning securities of the Company entitled to registration pursuant to agreements with the Company and participating in such registration, and the number of shares of Registrable Securities and such other securities that may be included in the registration and underwriting will be allocated among all Holders and other shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and such other securities entitled to such registration held by such Holders and other shareholders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation will be included in such registration. If any Holder disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn will also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Securities or any other securities entitled to registration pursuant to agreements with the Company a greater number of Registrable Securities held by Holders may be included in such registration (up to the maximum of any limitation imposed by the managing underwriter) then the Company will offer to all Holders and other shareholders who have included Registrable Securities and such other securities in the registration the right to include additional Registrable Securities or other securities in portion to the amounts of their Registrable Securities and such other securities so included.

(c) The Company shall cooperate and communicate with all Holders wishing to participate in any registration pursuant to this Section 7.2 so as to permit them a reasonable and effective opportunity to participate, including providing prompt notice of any stop orders and copies of all registration statements and prospectuses filed with the Securities and Exchange Commission, including any amendments, and any such other materials and information that is provided to other participating securities holders. The Company will bear all expenses of any registration, including filing fees, blue sky fees and expenses, accounting and legal fees and expenses, printing and mailing costs and other similar expenses, but will not bear any expenses (including fees of legal counsel) incurred by participating Holders and will not bear any underwriting discount or concession or similar sale costs with respect to Registrable Securities offered and sold by or for participating Holders. The Company and the participating Holders will agree to indemnify each other or to contribute to one another on reasonable and customary terms.

8. SELECTION OF SHARES TO BE REDEEMED OR CONVERTED. If less than all the Series A Preferred Stock is required to be redeemed or converted pursuant to Subsections 5(a) or 6(a) of the Certificate of Designation, the shares to be redeemed or converted shall be determined by written agreement of the Purchasers or, if the Purchasers fail to tender a written agreement to the Company prior to the time for redemption or conversion, the shares to be redeemed or converted shall be determined as follows:

8.1. The first 100,000 shares of Series A Preferred Stock redeemed pursuant to Subsection 5(a) of the Certificate of Designation shall be redeemed from those shares purchased by the first purchasers of the first 100,000 shares of Series A Preferred Stock and any remaining shares redeemed shall be redeemed ratably pursuant to Subsection 5(b) of the Certificate of Designation.

8.2. Any Series A Preferred Stock converted pursuant to Subsection 6(a) of the Certification of Designation shall come ratably from the Series A Preferred Stock purchased by each Purchaser pursuant to Subsection 5(b) of the Certificate of Designation.

8.3. Should either or both Purchasers transfer all or any part of their Series A Preferred Stock, the shares transferred shall be treated for purposes of the computations in this Section 8 as still owned by the transferring Purchaser and a pro rata portion of any shares required to be redeemed or converted from the shares originally purchased by the Purchaser shall be converted or redeemed from those transferred. The Purchasers shall notify each transferee of the restrictions in this Agreement and shall require that each transferee notify any transferee from it of such restrictions.

9. MISCELLANEOUS.

9.1. Remedies Not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver of the right to pursue other available remedies.

9.2. Parties Bound. Except to the extent otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, administrators, guardians, successors and assigns; and no other person shall have any right, benefit or obligation hereunder.

9.3. Notices. All notices, reports records or other communications that are required or permitted to be given to the parties under this Agreement shall be sufficient in all respects if given in writing and delivered in person, by telecopy, by overnight courier or by registered or certified mail, postage prepaid, return receipt requested, to the receiving party at the following address:

If to a Purchaser, to him at the most recent address furnished by him to the Company;

If to the Company, to the Company's main office;

or to such other address as such party may have given to the other parties by notice pursuant to this Section 9.3. Notice shall be deemed given on the date of delivery, in the case of personal delivery or telecopy, or on the delivery or refusal date, as specified on the return receipt, in the case of overnight courier or registered or certified mail.

9.4. Choice of Law. This Agreement shall be construed, interpreted, and the rights of the parties determined in accordance with, the laws of the State of Idaho, without giving effect to any conflicts of laws principles.

9.5. Entire Agreement; Amendments and Waivers; Assignment. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties. Except as set forth herein, there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof. No supplement, modification or waiver of this Agreement shall be binding unless it shall be specifically designated to be a supplement, modification or wavier of this Agreement and shall be executed in writing by each party to be bound thereby. No wavier of any of the provisions of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. In the event of any permitted transfer of any Securities, any rights of the holder thereof pursuant to Section 7 shall be transferred automatically. Except as set forth in the preceding sentence and except as provided in Section 8 hereof, this Agreement may not be assigned by operation of law or otherwise.

9.6. Further Assurances. From time to time hereafter and without further consideration, each of the parties hereto shall execute and deliver such additional or further instruments of conveyance, assignment and transfer and take such actions as any of the other parties hereto may reasonably request in order to more effectively consummate the transactions contemplated by this Agreement or as shall be reasonably necessary or appropriate in connection with the carrying out of the parties' respective obligations hereunder or the purposes of this Agreement.

9.7. Multiple Counterparts. This Agreement may be executed in or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8. Headings. The headings of the several Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of ___________, 2003.

                            INTREPID TECHNOLOGY & RESOURCES, INC.

                          By: /s/ Dr. Dennis D. Keiser
                              ----------------------------------
                              Dennis D. Keiser
                              Chairman & CEO

                                   SCHEDULE 1

                                                    Aggregate Purchase
                                                    Price of Series A
               Number of Shares                       Preferred Stock
                 of Series A         Number of      Shares and Warrants
Purchaser      Preferred Stock       Warrants         to be Purchased
---------      ----------------      ---------      -------------------

                           CERTIFICATE OF DESIGNATION,
                       PREFERENCES AND RIGHTS OF SERIES A
                     REDEEMABLE CONVERTIBLE PREFERRED STOCK
                                       OF
                      INTREPID TECHNOLOGY & RESOURCES, INC.

Intrepid Technology & Resources Inc., a corporation organized and existing under the Idaho General Corporation Law, (the "Corporation") DOES HEREBY CERTIFY:

That, effective June 15, 2003, pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation and pursuant to the provisions of Section 151(a) and other applicable provisions of the Idaho General Corporation Law, the Board of Directors (or, as and to the extent authorized pursuant to applicable law, a committee acting with the authority of the Board of Directors) duly adopted, by all necessary action on the part of the Corporation, the following resolution creating a series of 5,000,000 shares of preferred stock designated as Series A Redeemable Convertible Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Amended and Restated Certificate of Incorporation, a series of preferred stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

                SERIES A REDEEMABLE CONVERTIBLE PREFERRED STOCK.

1. DESIGNATION. The series shall be designated as the "Series A Redeemable Convertible Preferred Stock" (the "Series A Preferred Stock").

2. NUMBER. The number of shares of the Series A Preferred Stock authorized to be issued is 5,000,000.

3. DIVIDENDS.

(a) The Corporation shall pay to the holders of the Series A Preferred Stock, a mandatory quarterly dividend at an annual rate of 4.25% of the Stated Amount (as such term is defined in Section 4 below) payable solely in the form of Common Stock of the Corporation, subject only to the Corporation being able to lawfully pay such dividend in accordance with applicable law. Dividends on the Series A Preferred Stock shall commence to accrue and are cumulative (whether or not declared) from the date on which such shares shall have been issued until the date on which such shares are redeemed, converted or exchanged. Such dividends shall be mandatorily payable as stated above, in Common Stock of the Corporation at its Current Market Price (as defined below) on the date of payment, in equal quarterly payments in arrears on the last day of each fiscal quarter of the Corporation of each year or such earlier date on which a share of Series A Preferred Stock is redeemed, converted or exchanged (each such date being referred to herein as a "Dividend Payment Date"), commencing with a pro rata payment on the first quarter end following the purchase, or if not paid on such Dividend Payment Date by reason of a prohibition against such payment pursuant to the first sentence of this Subsection (a) (a "Payment Prohibition"), then promptly when and to the extent no such Payment Prohibition continues to apply; provided, however, that the dividend payable in respect of the quarter ended on the first dividend payment date after the date on which such shares shall have been issued and in respect of any other quarter in which some or all of the Series A Preferred Stock was not outstanding for the entire quarter shall be reduced in proportion to the portion of such quarterly period in which such shares were not outstanding; and provided further, however, that if and to the extent that, at any dividend payment date, the Corporation shall fail to make any quarterly dividend payment on the Series A Preferred Stock (which failure shall only be permitted to the extent a Payment Prohibition applies), such unpaid dividend amount shall accumulate without interest until paid. Such dividends shall be paid to the Series A Preferred Stock stockholders of record on the last business day immediately preceding the date of payment. All partial dividends paid with respect to shares of the Series A Preferred Stock shall be paid pro rata to the holders entitled thereto in proportion to the total amount of dividends to which each is entitled. The "Current Market Price" of the Corporation's Common Stock on any given day shall be: (i) if the Common Stock is listed or admitted to unlisted trading privileges on any exchange registered with the Securities and Exchange Commission as a "national securities exchange" under the Securities Exchange Act of 1934 (a "National Securities Exchange"), the arithmetic average of the last sales price of the shares of Common Stock on the National Securities Exchange in or nearest the City of New York on which the shares of Common Stock shall be listed or admitted to unlisted trading privileges (or the quoted closing bid if there be no sales on such National Securities Exchange including Over the Counter Bulletin Board Exchange) on the ten most recently completed trading days prior to such day; or (ii) if the Common Stock is not so listed or admitted, the arithmetic average of the closing sales price of a share of Common Stock as quoted in The Nasdaq Stock Market, or bulletin board, on the ten most recently completed trading days prior to the day in question; or (iii) if the Common Stock is not so quoted, the arithmetic average of the mean between the high and low bid prices of a share of Common Stock in the over-the-counter market on the ten most recently completed trading days prior to the day in question as reported by National Quotation Bureau Incorporated or a similar organization.

(b) So long as any shares of the Series A Preferred Stock are outstanding, unless all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) pay or declare any dividends, or make any other distributions, on any shares of stock ranking junior to the Series A Preferred Stock in respect of dividends or distribution of assets upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation");

(ii) pay or declare any dividends, or make any other distributions, on any shares of stock ranking on a parity to the Series A Preferred Stock in respect of dividends or distribution of assets upon Liquidation, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior to the Series A Preferred Stock in respect of dividends or distribution of assets upon Liquidation, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation raking junior to the Series A Preferred Stock in respect of dividends or distribution of assets upon Liquidation.

Except as otherwise provided in this Subsection (b), the Board of Directors may declare and the Corporation may pay or set apart for payment dividends and other distributions on the common stock (the "Common Stock") and the preferred stock (the "Preferred Stock") of the Corporation ranking junior to or on a parity with the Series A Preferred Stock in respect of dividends or distributions of assets upon Liquidation, and may redeem, purchase, retire or otherwise acquire for consideration shares of Common Stock or Preferred Stock ranking junior to or on a parity with the Series A Preferred Stock in respect of dividends or distributions of assets upon Liquidation, and the holders of the Series A Preferred Stock shall not be entitled to share therein.

(c) In the event the Corporation, not being in violation of the provisions of the preceding paragraph, shall distribute to all holders of its Common Stock (x) evidences of indebtedness or assets and property other than cash, (y) capital stock of the Corporation other than Common Stock, or (z) rights to purchase only units consisting of shares of Common Stock and warrants to purchase shares of Common Stock (all of such distributions collectively hereinafter called ("Shared Distributions"), then the holders of the Series A Preferred Stock shall participate in such Shared Distributions as if immediately prior to the record date for determination of stockholders entitled to receive such Shared Distribution such holders had converted their shares of the Series A Preferred Stock in to shares of Common Stock.

4. LIQUIDATION RIGHTS. In the event of the Liquidation of the Corporation, the holders of the Series A Preferred Stock shall be entitled to have paid to them out of the assets of the Corporation, before any distribution is made to or set apart for the holders of Common Stock or of any other class or series of stock of the Corporation ranking junior to the Series A Preferred Stock in respect of distribution of assets upon Liquidation, an amount equal to $1.00 per share (the " Stated Amount"), plus unpaid dividends and Shared Distributions which have accrued but have not been paid on or prior to the date of final distribution to holders of the Series A Preferred Stock, and no more. The liquidation payment with respect to each outstanding fractional share of the Series A Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of the Series A Preferred Stock.

If upon any Liquidation of the Corporation the assets of the Corporation or proceeds thereof distributable among the holders of shares of the Series A Preferred Stock and the holders of any stock on a parity with the Series A Preferred Stock shall be insufficient to pay in full the preferential amounts payable to such holders, then such assets or the proceeds thereof shall be distributed among such holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

For purposes of this Section 4, the voluntary sale, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation to, or a consolidation or merger of the Corporation with, one or more corporations shall not be deemed to be a Liquidation.

5. REDEMPTION.

(a) Shares of the Series A Preferred Stock shall be redeemed by the Corporation on the first business day (the "Redemption Date") following a holding period by the purchaser of three years from the date of purchase.

(b) Subject to the provisions for adjustment hereinafter set forth, shares of Series A Preferred Stock will be converted on the Redemption Date, after three years from the date of purchase into fully paid and nonassessable whole shares of Common Stock at rate of 7 shares of Common Stock for each share of the Series A Preferred Stock duly surrendered on the Redemption Date. Dividends accrued to the Date of Redemption or Conversion (as defined below) shall be paid pursuant to Subsection 1 (a) on the Series A Preferred Stock converted or redeemed.

The Corporation shall not issue any shares of Common Stock in addition to these outstanding on _______________, 2003.

6. CONVERSION RIGHTS.

(a) If after one year from the date of purchase, a purchaser of one share of Series A Preferred Stock shall have the right to convert each share of Series A Preferred Stock into 7 shares of fully paid and nonassessable Common Stock for each 7 shares or portion thereof of Common Stock. If less than all of the Series A Preferred Stock is converted, the Series A Preferred Stock to be converted shall be determined pursuant to the agreement for the initial purchase of the Series A Preferred Stock. Any Series A Preferred Stock required to be converted pursuant to this Subsection 6(a) but not tendered for conversion shall be deemed cancelled after three years from the date of purchase ("Mandatory Conversion Date") and shall no longer be treated as outstanding. Dividends accrued to the Mandatory Conversion Date shall be paid pursuant to Subsection l (a) on the Series A Preferred Stock converted but no dividends or Shared Distributions thereon shall be paid in regard to the period on and after the Mandatory Conversion Date. For all purposes the holders of record of the Series A Preferred Stock required to be converted on the Mandatory Conversion Date shall be deemed to have become the record holder or holders of the Common Stock in to which such Series A Preferred Stock is convertible on the Mandatory Conversion Date.

(b) Subject to the provisions for adjustment hereinafter set forth, shares of Series A Preferred Stock may be converted, at the option of the holder thereof, at any time or from time to time after one year from the date of purchase into fully paid and nonassessable whole shares of Common Stock at rate of 7 shares of Common Stock for each share of the Series A Preferred Stock duly surrendered for conversion. Dividends accrued to the Date of Conversion (as defined below), shall be paid pursuant to Subsection 1 (a) on the Series A Preferred Stock converted.

(c) Each holder of the Series A Preferred Stock desiring to exercise such holder's right of conversion pursuant to Subsection 6(b) shall deliver written notice of election to convert, stating the names and addresses of the persons to whom the Common Stock is to be issued, and shall surrender the certificate or certificates for the shares of Series A Preferred Stock to be converted, duly endorsed or accompanied by proper instruments of transfer (unless such endorsement or instruments are waived by the Corporation) to the Corporation during usual business hours at the office of the transfer agent of the Corporation for the transfer of its Common Stock in Couer d' Alene, Idaho (or such other place as may be designated by the Corporation upon written notice to all holders of the Series A Preferred Stock). Upon receipt by the Corporation of any such notice of election to convert shares of the Series A Preferred Stock, and upon surrender of the certificate or certificates therefor, the Corporation shall execute and deliver, as soon as practicable, to the converting holder, or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock resulting from such conversion, together with any cash adjustment in lieu of fractional shares as provided in Subsection (e). For all purposes, the rights of a converting holder, as such, shall cease, and the person or persons in whose name or names the certificate or certificates for Common Stock issuable upon such conversion are to be issued shall be deemed to have become the record holder or holders of such Common Stock at the close of business on the day (the "Date of Conversion") on which delivery of such notice or the surrender of the certificate or certificates for such shares (whichever shall later occur) shall be made.

(d) The Corporation shall pay all issue costs, if any, incurred in respect to the Common Stock delivered on conversion; provided, however, that the Corporation shall not be required to pay transfer or other taxes, if any, incurred by reason of the issuance or delivery of such Common Stock in names other than those in which the shares surrendered for conversion are registered, and no delivery of certificates for such Common Stock shall be made unless and until there has been paid to the Corporation the amount of any such taxes, or there shall have been established to the satisfaction of the Corporation that such taxes have been or are not required to be paid. The Corporation shall not close its books against the transfer of Series A Preferred Stock or of Common Stock issued or issuable upon conversion of Series A Preferred Stock in any manner which interferes with the timely conversion of Series A Preferred Stock. The Corporation shall assist and cooperate with any holder of shares of Series A Preferred Stock required to make any required governmental filings or obtain any governmental approval prior to or in connection with any conversion of such shares hereunder (including, without limitation, making any filings required to be made by the Corporation). All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

(e) The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of shares of the Series A Preferred Stock. If more than one share of the Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares, the Corporation shall, in lieu of delivering such fractional share, make a cash payment, as an adjustment in respect of such undelivered fraction of a share, in an amount equal to the same fraction of the Current Market Price of one share of the Common Stock on the last business day before the Date of Conversion.

(f) The number of shares of Common Stock into which each share of the Series A Preferred Stock is convertible (the "Conversion Rate") shall be subject to adjustment from time to time as follows:

(i) In case the Corporation shall (A) pay a dividend in or make a distribution of Common Stock on outstanding Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification or otherwise, or (C) combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise, the Conversion Rate in effect immediately prior thereto shall be adjusted proportionately so that the holder of a share of the Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of

Common Stock that such holder would have owned after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph (i) shall become effective retroactively to immediately after the record date in the case of a share dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(ii) In case of any capital reorganization or reclassification of the shares of Common Stock (except as provided in subparagraph (i) above), or in case of any consolidation or merger to which the Corporation is a party (other than a merger in which the Corporation is the surviving corporation and which does not result in any capital reorganization or reclassification of Common Stock), or in case of any sale or conveyance to another corporation of all or substantially all of the property and assets of the Corporation, and if, in connection with any such consolidation, merger, sale or conveyance, shares or other securities or property shall be issuable or deliverable in exchange for shares of Common Stock, provision shall be made as part of the terms of such capital reorganization or reclassification, consolidation, merger, sale or conveyance that the holder of each share of the Series A Preferred Stock thereafter surrendered for conversion shall have the right to convert such share into the same kind and amount of stock and other securities and property as would have been receivable upon such capital reorganization or reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such share might have been converted immediately prior thereto. In any such case, appropriate provision (as determined to be equitable in the business judgment of the Board of Directors) shall be made for the application of Section 6 with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock to the end that such Section (including adjustments of the Conversion Rate) shall be reflected thereafter, as nearly as reasonably practicable, in all subsequent conversions of the Series A Preferred Stock. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in a manner determined to be equitable in the business judgment of the Board of Directors to the holders of the Series A Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

(iii) In case the Corporation shall issue, other than pursuant to a Rights Offering, pro rata to the holders of shares of its Common Stock rights or warrants entitling them, during a period not exceeding 30 days after the record date mentioned below, to subscribe for or purchase only shares of its Common Stock at a price per share less than the average of the Current Market Price (as defined above) of the Common Stock determined as of such record date, the number of shares of its Common Stock into which each share of the Series A Preferred Stock shall be convertible thereafter shall be determined by multiplying the number of shares of Common Stock into which each such share was convertible theretofore by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares being offered would purchase at such Current Market Price. Such adjustment shall be made whenever such rights or warrants are issued and shall become retroactively effective immediately after the record date for the determination of the stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually delivered.

(iv) In case the Corporation shall issue, other than pursuant to a Rights Offering, pro rata to the holders of shares of its Common Stock rights or warrants to subscribe for or purchase only (A) shares of its Common Stock except as described in subparagraph (iii) above, or (B) units consisting of shares of Common Stock and warrants to purchase shares of Common Stock, the number of shares of its Common Stock into which each share of the Series A Preferred Stock shall be convertible thereafter shall be determined by multiplying the number of shares of Common Stock into which each such share was convertible theretofore by a fraction, of which the numerator shall be the Current Market Price for a share of Common Stock determined as of the record date mentioned below, and of which the denominator shall be such Current

Market Price less the fair market value (as determined in the business judgment of the Board of Directors) as of such record date of the rights or warrants distributed pro rata to one of the outstanding shares of Common Stock. Such adjustment shall be made whenever such distribution is made and shall become retroactively effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

(v) In case the Corporation shall issue or sell any shares (including treasury shares) of Common Stock ("Additional Shares of Common Stock"), whether or not subsequently reacquired or retired by the Corporation, other than shares of Common Stock issued (A) upon exercise of warrants to purchase shares of Common Stock issued prior to or substantially simultaneously with the first issuance of shares of the Series A Preferred Stock, (B) pursuant to any stock option plan or other stock incentive or stock ownership plan for employees or management of the Corporation, (C) pursuant to a Rights Offering, or (D) in payment of dividends on the Series A Preferred Stock, for a cash purchase price per share that is less than the quotient of $1.00 divided by the number of shares of Common Stock into which each share of Series A Preferred Stock was theretofore convertible (such quotient, the "Conversion Price"), the number of shares of Common Stock into which each share of the Series A Preferred Stock shall be convertible thereafter shall be determined by multiplying the number of shares of Common Stock into which each such share was convertible theretofore by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately after such issuance or sale, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such Additional Shares of Common Stock so issued or sold would purchase at the Conversion Price. Such adjustment shall be made whenever any such Additional Shares of Common Stock are so issued or sold.

The foregoing provisions for adjustment of the Conversion Rate shall apply in each successive instance in which an adjustment is required thereby. No adjustment in the Conversion Rate resulting from the application of the foregoing provisions is to be given effect unless, by making such adjustment, the Conversion Rate in effect immediately prior to such adjustment would be changed thereby by 1% or more, but any adjustment that would change the Conversion Rate by less than 1% is to be carried forward and given effect in making future adjustments; provided, however, that each adjustment of the conversion Rate shall in all events be made not later than three years from the date such adjustment would have been required to be made except for the provisions of this sentence. All calculations under this Section 6 shall be made to the nearest one-hundredth (1/100th) of a share. Shares of Common Stock owned by or held for the account of the Corporation shall not be deemed to be outstanding for the purposes of any computation made under this Section 6.

Whenever the number of shares of Common Stock deliverable upon the conversion of shares of the Series A Preferred Stock shall be adjusted pursuant to the provisions hereof, the Corporation shall forthwith file at its principal office and with any transfer agent for the Series A Preferred Stock and for the Common Stock a statement, signed by the President or one of the Vice-Presidents of the Corporation and by its Treasurer or one of its Assistant Treasurers, stating the adjusted number of shares of Common Stock deliverable per share of the Series A Preferred Stock and setting forth in reasonable detail, the method of calculation and the facts requiring such adjustment and upon which such calculation is based, and shall mail a notice of such adjustment to each holder of record of the Series A Preferred Stock. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

In the event:

(x) of the occurrence of any of the events referred to in subparagraphs (i),
(ii), (iii) and (iv) above; or

(y) of the Liquidation of the Corporation;

then the Corporation shall cause to be mailed to any transfer agent for the Series A Preferred Stock and to the holders of record of the outstanding shares of the Series A Preferred Stock at least 20 days prior to the applicable date hereinafter specified, a notice describing the event and stating the effect, if any, that such event will have upon the Conversion Rate, and (A) the date on which a record is to be taken for the purpose of a distribution referred to in subparagraphs (i),
(iii) or (iv) above, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution are to be determined, or (B) the date on which any subdivision, combination or other capital reorganization or reclassification or any consolidation, merger, sale or conveyance referred to in subparagraphs (i) or (ii) above or such Liquidation is expected to become effective.

The Corporation will at all times reserve and keep available for issuance upon conversion of the Series A Preferred Stock the number of shares of Common Stock that is equal to the number of shares of the Series A Preferred Stock outstanding multiplied by the Conversion Rate; provided, however, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of the Series A Preferred Stock by delivery of shares of Common Stock that are held in the treasury of the Corporation. The Corporation covenants that all shares of Common Stock that shall be issued upon conversion of the shares of the Series A Preferred Stock will, upon issue, be fully paid and nonassessable and not subject to any preemptive rights.

The shares of Common Stock issuable upon conversion of the shares of the Series A Preferred Stock when the same shall be issued in accordance with the terms of the Series A Preferred Stock are hereby declared to be and shall be fully paid nonassessable shares of Common Stock and not liable to any calls or assessments thereon, and the holders thereof shall not be liable for any further payments in respect thereof.

"Common Stock" when used in Section 6 with reference to the Common Stock into which the Series A Preferred Stock is convertible and when used in Section 8 below, shall mean only Common Stock as authorized by the Restated Certificate of Incorporation of the Corporation, as amended to the date hereof, and any shares into which such Common Stock may thereafter have been changed, and, when otherwise used in Section 6 and when used in Section 3, shall also include shares of the Corporation of any other class or series, whether now or hereafter authorized, that ranks or is entitled to participation, as to payment of assets upon Liquidation and payment of dividends, substantially on a parity with such Common Stock or other class of shares into which such Common Stock may have been changed.

The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion privilege of the holders of the Series A Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (1) will not increase the par value of any shares of stock receivable upon conversion of the Series A Preferred Stock above the Conversion Price then in effect, and (2) will take all such actions as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of stock upon the conversion in full of all Series A Preferred Stock from time to time outstanding.

7. VOTING RIGHTS. Except as otherwise required by applicable law, the holders of the Series A Preferred Stock shall have no voting rights or powers.

8. RANKING. The Series A Preferred Stock shall rank senior to the Common Stock (as defined in Section 6) and to all other series of the Corporation's preferred stock as to the payment of dividends and Shared Distributions, and as to the distribution of the Corporation's assets, unless the terms and designations of any such series of preferred stock shall provide otherwise, provided, however, that in no event shall the Series A Preferred Stock rank junior to any other class or series of the Corporation's capital stock.

9. OTHER RIGHTS. The holders of the Series A Preferred Stock shall not have any other preferences or special rights.

10. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office a register for the registration of Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series A Preferred Stock represented by the surrendered certificate. Each such new certificate shall be registered in such name (upon satisfactory compliance with all applicable securities laws) and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Series A Preferred Stock represented by the surrendered certificate.

11. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of any class of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that the holder's own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

12. AMENDMENT AND WAIVER. Any amendment, modification or waiver shall be binding or effective with respect to any provision of Sections 1 to 12 hereof with the prior written consent of all the holders of the Series A Preferred Stock outstanding at the time such action is taken.

IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed and subscribed this Certificate this _____ day of ____________ 2003.

                      INTREPID TECHNOLOGY & RESOURCES, INC.

                                      By:

Name:
Title:

ATTEST:
____________________________________

Name:

Title:

                                    Number: W

NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES STATUTE. NO SALE, TRANSFER OR OTHER DISPOSITION HEREOF OR THEREOF, OR OF ANY INTEREST HEREIN OR THEREIN, MAY BE MADE OR SHALL BE RECOGNIZED UNLESS IN THE OPINION OF COUNSEL TO OR REASONABLY SATISFACTORY TO THE COMPANY SUCH TRANSACTION WOULD NOT VIOLATE OR REQUIRE REGISTRATION UNDER SUCH ACT OR OTHER STATUTE.

                       WARRANT TO PURCHASE COMMON STOCK OF
                      INTREPID TECHNOLOGY & RESOURCES, INC.

THIS WARRANT CERTIFIES that, for value received, ___________________, (the "Holder") is entitled to purchase from Intrepid Technology & Resources, Inc., an Idaho corporation (the "Company"), at a price equal to the greater of $.15 per share or 15% of the Current Market Price (as defined in Section 6 below) on the date of exercise, subject to adjustment as provided in Section 4 hereof ("Purchase Price"), at any time after June 15, 2004 up to and including June 30, 2006 (such period, the "Exercise Period"), _________________ fully paid and non-assessable shares of the Company's Common Stock, par value $.005 per share ("Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

1. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the holder hereof, at any time or from time to time during the Exercise Period, on any day that is not a Saturday, Sunday or public holiday under the laws of the State of Idaho (such day being hereinafter referred to as a "Business Day"), for all or part of the number of shares of Common Stock purchasable upon its exercise, by (i) delivery of a Subscription Notice (in the form attached to this Warrant) of such holder's election to exercise this Warrant, specifying the number of shares of Common Stock to be purchased, (ii) payment of the Purchase Price for such shares by certified check or bank draft payable to the order of the Company and (iii) surrender of this Warrant (properly endorsed if required) at the Company's principal office or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof.

In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the holder hereof as soon as reasonably practicable, but in any event within twenty-one days, after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented hereby on the date on which this Warrant was surrendered and payment of the Purchase Price was made, irrespective of the date of issue or delivery of such certificate.

2. TRANSFER. The Company will maintain books for the registration and transfer of the Warrants, and any such transfer will be registrable thereon upon surrender of the transferred Warrant to the Company's main office, together with a duly executed assignment thereof and funds sufficient to pay any required stock transfer taxes. Upon such surrender and payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignees and in the number of shares of Common Stock specified in the assignment and this Warrant shall promptly be cancelled.

3. CERTAIN COVENANTS OF THE COMPANY. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized, and reserved free of preemptive or other rights for the exclusive purpose of issue upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be issued upon the exercise of the rights represented by this Warrant without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock with respect to which this Warrant is exercisable (the "Exercise Rate") shall be subject to adjustment from time to time as follows:

a. In case the Company shall (x) pay a dividend in or make a distribution of Common Stock on outstanding Common Stock, (y) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification or otherwise, or (z) combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise, the Exercise Rate in effect immediately prior thereto shall be adjusted proportionately so that the holder of this Warrant thereafter exercised shall be entitled to receive the number of shares of the Common Stock that such holder would have owned after the happening of any of the events described above had such warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph (a) shall become effective retroactively to immediately after the record date in the case of a share dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

b. In case of any capital reorganization or reclassification of the shares of Common Stock (except as provided in subparagraph (a) above), or in case of any consolidation or merger to which the Company is a party (other than a merger in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification of Common Stock), or in case of any sale or conveyance to another corporation of all or substantially all of the property and assets of the Company, and if, in connection with any such consolidation, merger, sale or conveyance, shares or other securities or property shall be issuable or deliverable in exchange for shares of Common Stock, provision shall be made as part of the terms of such capital reorganization or reclassification, consolidation, merger, sale or conveyance that the holder of this Warrant thereafter exercised shall have the right upon such exercise to receive the same kind and amount of stock and other securities and property as would have been receivable upon such capital reorganization or reclassification, consolidation, merger, sale or conveyance by a holder of the number shares of Common Stock with respect to which such Warrant might have been exercised immediately prior thereto. In any such case, appropriate provision (as determined to be equitable in the business judgment of the Board of Directors) shall be made for the application of Section 4 with respect to the rights and interests thereafter of the holder of this Warrant to the end that such Section (including adjustments of the Exercised Rate) shall be reflected thereafter, as nearly as reasonably practicable, in all subsequent exercises of this Warrant. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in a manner determined to be equitable in the business judgment of the Board of Directors to the holder of this Warrant), the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

c. In case the Company shall issue pro rata to the holders of shares of its Common Stock rights or warrants entitling them, during a period not exceeding 30 days after the record date mentioned below, to subscribe for or purchase only shares of its Common Stock at a price per share less than the average of the Current Market Price (as defined in Section 6) of the Common Stock for the 30 consecutive trading days commencing 45 days before such record date (the "Average Market Price"), the number of shares of its Common Stock with respect to which this Warrant is exercisable thereafter shall be determined by multiplying the number of shares of Common Stock with respect to which this Warrant was exercisable theretofore by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares being offered would purchase at such Average Market Price. Such adjustment shall be made whenever such rights or warrants are issued and shall become retroactively effective immediately after the record date for the determination of the stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Rate shall be readjusted to the Exercise Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually delivered.

d. In case the Company shall issue (except pursuant to a Rights Offering as defined in subparagraph (c) above) pro rata to the holders of shares of its Common Stock rights or warrants to subscribe for or purchase only (x) shares of its Common Stock except as described in subparagraph (c) above, or (y) units consisting of shares of Common Stock and warrants to purchase shares of Common Stock, the number of shares of its Common Stock with respect to which this Warrant is exercisable thereafter shall be determined by multiplying the number of shares of Common Stock with respect to which this Warrant was exercisable theretofore by a fraction, of which the numerator shall be the Average Market Price for a share of Common Stock determined as of the record date mentioned below, and of which the denominator shall be such Average Market Price less the fair market value (as determined in the business judgment of the Board of Directors) as of such record date of the rights or warrants distributed pro rata to one of the outstanding shares of Common Stock. Such adjustment shall be made whenever such distribution is made and shall become retroactively effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

The foregoing provisions for adjustment of the Exercise Rate shall apply in each successive instance in which an adjustment is required thereby. No adjustment in the Exercise Rate resulting from the application of the foregoing provisions is to be given effect unless, by making such adjustment, the Exercise Rate in effect immediately prior to such adjustment would be changed thereby by 1% or more, but any adjustment that would change the Exercise Rate by less than 1% is to be carried forward and given effect in making future adjustments; provided, however, that each adjustment of the Exercise Rate shall in all events be made no later than three years from the date such adjustment would have been required to be made except for the provisions of this sentence. All calculations under this Section 4 shall be made to the nearest one-hundredth (1/100th) of a share. Shares of Common Stock owned by or held for the account of the Company shall not be deemed to be outstanding for the purposes of any computation made under this
Section 4.

Whenever the number of shares of Common Stock deliverable upon the exercise of this Warrant shall be adjusted pursuant to the provisions hereof, the Company shall forthwith file at its principal office and with any transfer agent for the Common Stock a statement, signed by the President or one of the Vice-Presidents of the Company and by its Treasurer or one of its Assistant Treasurers, stating the adjusted number of shares of Common Stock deliverable with respect to this Warrant and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based, and shall mail a notice of such adjustment to the holder of record of this Warrant. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

In the event:

(x) of the occurrence of any of the events referred to in subparagraphs (a),
(b), (c) and (d) above; or

(y) of any liquidation, dissolution or winding up of the Company (a "Liquidation");

then the Company shall cause to be mailed to the holder of record of this Warrant at least 20 days prior to the applicable date hereinafter specified, a notice describing the event and stating the effect, if any, that such event will have upon the Exercise Rate, and (A) the date on which a record is to be taken for the purpose of a distribution referred to in subparagraphs (a), (c) or (d) above, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution are to be determined, or (B) the date on which any subdivision, combination or other capital reorganization or reclassification or any consolidation, merger, sale or conveyance referred to in subparagraphs (a) or (b) above or such Liquidation is expected to become effective.

The Company will at all times during the Exercise Period reserve and keep available for issuance upon exercise of this Warrant the number of shares of Common Stock that is equal to the Exercise Rate; provided, however, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the exercise of this Warrant by delivery of shares of Common Stock that are held in the treasury of the Company. The Company covenants that all shares of Common Stock that shall be issued upon exercise of this Warrant will, upon issue, be fully paid and nonassessable and not subject to any preemptive rights.

The shares of Common Stock issuable upon exercise of this Warrant when the same shall be issued in accordance with the terms hereof are hereby declared to be and shall be fully paid nonassessable shares of Common Stock and not liable to any calls or assessments thereon, and the holders thereof shall not be liable for any further payments in respect thereof.

"Common Stock" when used in Section 4 with reference to the Common Stock with respect to which this Warrant is exercisable, shall mean only Common Stock as authorized by the Restated Certificate of Incorporation of the Company, as amended to the date hereof, and any shares into which such Common Stock may thereafter have been changed, and, when otherwise used in Section 4, shall also include shares of the Company of any other class or series, whether now or hereafter authorized, that ranks or is entitled to participation, as to payment of assets upon Liquidation and payment of dividends, substantially on a parity with such Common Stock or other class of shares into which such Common Stock may have been changed.

The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion privilege of the holders of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company
(1) will not increase the par value of any shares of stock receivable upon exercise of this Warrant above the Purchase Price then in effect, and (2) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise in full of this Warrant from time to time outstanding.

5. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional shares on the exercise of a Warrant. If any faction of a share would be issuable on the exercise of a Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Price per share of Common Stock (as defined in Section 6) multiplied by such fraction.

6. DEFINITION OF CURRENT MARKET VALUE. The "Current Market Price" on any given day shall be: (i) if the Common Stock is listed or admitted to unlisted trading privileges on any exchange registered with the Securities and Exchange Commission as a national securities exchange" under the Securities Exchange Act of 1934 (a "National Securities Exchange"), the last sales price of the shares of Common Stock on the National Securities Exchange in or nearest the City of New York on which the shares of Common Stock shall be listed or admitted to unlisted trading privileges (or the quoted closing bid if there be no sales on such National Securities Exchange or Over the Counter Bulletin Board) on the most recently completed trading day prior to such day; or (ii) if the Common Stock is not so listed or admitted, the closing sales price of a share of Common Stock as quoted in The Nasdaq Stock Market or bulletin board on the most recently completed trading day prior to the day in question; or (iii) if the Common Stock is not so quoted, the mean between the high and low bid prices of the shares of Common Stock in the over-the-counter market on the most recently completed trading day prior to the day in question as reported by National Quotation Bureau Incorporated or similar organization.

7. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

8. RESTRICTIONS ON TRANSFERABILITY. This Warrant was originally issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and neither this Warrant nor any shares of Common Stock issuable upon the exercise hereof were then registered under the Securities Act. Unless this Warrant or such shares were subsequently registered under the Securities Act and sold by the holder thereof in accordance with such registration, this Warrant or such shares, as the case may be, may not be sold by the holder hereof or of such shares unless this Warrant or such shares is or are subsequently registered under the Securities Act or an exemption from such registration is available. The shares of Common Stock issuable hereunder will bear an appropriate restrictive legend as is required by the Securities Act or any state blue sky laws. The holder of this Warrant, by acceptance of this Warrant, agrees to be bound by the provisions of this Section and represents to the Company that it is acquiring the Warrant and the Common Stock issuable hereunder solely for its own account, for the purpose of investment and not with a view to distributing or selling it or any part thereof in violation of the Securities Act, but subject, nevertheless, to any requirement of law that the disposition of such holder's property be at all times within its control.

9. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that the holder's own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of this Warrant, the Company shall (at its expense) execute and deliver in lieu of this Warrant a new warrant of like kind dated the date of such lost, stolen, destroyed or mutilated Warrant.

10. NOTICE GENERALLY. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to the holder of this Warrant or of the Common Stock issued upon the exercise hereof at the holder's last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at its main office, Attention of the President, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

11. VOTING RIGHTS, DIVIDENDS. This Warrant does not grant the holder hereof any voting rights or other rights as a stockholder of the Company. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

12. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY THE LAW OF THE STATE OF IDAHO.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed this ______ day of ____________ 2003.

                      INTREPID TECHNOLOGY & RESOURCES, INC.

                                       By:

Name:
Title:

                               SUBSCRIPTION NOTICE
                 (To be executed only upon exercise of Warrant)

_______________________________________, being the undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases ______ shares of the Common Stock, par value $.005 per share (the "Common Stock"), of Intrepid Technology & Resources, Inc., constituting all or part of the shares of Common Stock purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) together with, if such certificates do not represent all the shares of Common Stock purchasable with this Warrant, a new Warrant, identical to the cancelled Warrant except with respect to the number of shares of Common Stock evidenced thereby, for the remaining unsold shares of Common Stock, be issued in the name of and delivered to the undersigned at the address set forth below.

Dated:_____________________                  ___________________________________
                                             Name of Warrant Holder

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             ___________________________________
                                             Street Address

                                             ___________________________________
                                             City State Zip Code

                                   PLEASE MARK
                                YOUR VOTES AS [X]
                                  INDICATED IN
                                  THIS EXAMPLE

1. Election of directors (to withhold authority to vote for any individual members, strike a line through the members name in the list below). This proxy confers on the proxy holders the power of cumulative voting and the power to vote cumulatively for less than all of the nominees as described in the Proxy Statement.

FOR all nominees                 WITHHOLD                01 Dr. Dennis D. Keiser
listed to the right              AUTHORITY               02 Dr. Jacob D. Dustin
(except as marked         to vote for all nominees       03 Michael F. LaFleur
to the contrary)            listed to the right          04 William R. Myers
      For[  ]                   Against [  ]             05 D. Lynn Smith

2. To approve 5,000,000 shares of Series A Redeemable Convertible 4.25% Preferred Stock par value, $1.00 per share

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. To amend the Company's Restated Certificate of Incorporation to increase authorized common stock from 135,000,000 to 185,000,000 shares

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. To approve the Company's divestiture of all Mining and Mineral Rights

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

5. To ratify the selection of Balukoff, Lindstrom & Co., P.A. as the Company's independent auditors.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

In their discretion, the proxies are authorized to vote upon such other matters as come before the meeting.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, and administrators should sign in their official capacity, giving their title as such. Partnerships should sign in the partnership name by the authorized person(s).

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The undersigned acknowledge(s) receipt of the Notice of the aforesaid Annual
Meeting, the Proxy Statement and Annual Report accompany the same, each dated November 14, 2003.

Date: November 14, 2003

                            SIGNATURE OF STOCKHOLDER

                            SIGNATURE IF HELD JOINTLY

                              FOLD AND DETACH HERE

                      INTREPID TECHNOLOGY & RESOURCES, INC.
                        THIS PROXY IS SOLICITED ON BEHALF
                    OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, hereby revoking all prior proxies, hereby appoints Dr. Dennis
D. Keiser and Dr. Jacob D. Dustin and each of them, proxies with full and several power of substitution, to represent and to vote all the shares of Common Stock of INTREPID TECHNOLOGY & RESOURCES, INC., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of INTREPID TECHNOLOGY & RESOURCES, INC., to be held on November 21, 2003, and at any adjournment(s) thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1-5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.